AEW REAL ESTATE FUND

NATIXIS DIVERSIFIED INCOME FUND

Supplement dated February 12, 2014 to the Statutory Prospectus of the AEW Real Estate Fund and the Natixis Diversified Income Fund, dated May 1, 2013, as may be revised and supplemented from time to time.

Effective March 2, 2014, John Garofalo has joined the portfolio management team of the AEW Real Estate Fund and the AEW Diversified REIT Discipline of the Natixis Diversified Income Fund. Matthew A. Troxell, CFA, will remain as Senior Portfolio Manager of the AEW Real Estate Fund and the AEW Diversified REIT Discipline of the Natixis Diversified Income Fund and J. Hall Jones, Jr., CFA and Roman Ranocha, CFA, will remain as co-portfolio managers of the AEW Real Estate Fund and the AEW Diversified REIT Discipline of the Natixis Diversified Income Fund.

Effective March 2, 2014, the information under the subsection “Portfolio Managers” in the section “Management” in the AEW Real Estate Fund’s Fund Summary is revised to include the following:

John Garofalo, CFA, Director of AEW, has served as co-portfolio manager of the Fund since 2014.

Effective March 2, 2014, the information under the subsection “Portfolio Managers” in the section “Management” in the Natixis Diversified Income Fund’s Fund Summary is revised to include the following:

John Garofalo, CFA, Director of AEW, has served as co-portfolio manager of the AEW Diversified REIT Discipline of the Fund since 2014.

Effective March 2, 2014, the subsection “Meet the Funds’ Portfolio Managers” under the section “Management Team” in the Prospectus is revised to include the following:

John Garofalo – John Garofalo has co-managed the AEW Real Estate Fund and the AEW Diversified REIT Discipline of the Natixis Diversified Income Fund since 2014. Mr. Garofalo, Director and Co-Portfolio Manager, joined AEW in 2014. Previously, he held the position of Portfolio Manager/Chief Investment Officer with Merestone Capital Management. Prior to that, Mr. Garofalo served as an Associate at Wachovia Capital Markets, where his responsibilities included financial modeling and the evaluation of REIT/REOC mergers and acquisitions. Mr. Garofalo has also held positions at Alley Capital Partners and Fitch IBCA. Mr. Garofalo is a graduate of Tufts University (B.A.) and the University of Virginia (M.B.A.), and he holds the Chartered Financial Analyst designation. Mr. Garofalo has over 16 years of investment experience.